[GRAPHIC OMITTED]
                                                               SIFE
                                                               2000
                                                              ANNUAL
                                                              REPORT

                                      SIFE
                                      SERVING
                                      INVESTORS
                                      FOR OVER
                                      39 YEARS

2                                             SIFE Trust Fund 2000 Annual Report
--------------------------------------------------------------------------------

                                                                January 30, 2001

                                                          [John P. King photo]
                                                              President &
                                                         Chief Executive Officer
                                                                of SIFE*

Letter to Investors

Dear Fellow SIFE Trust Fund Investors:

What a difference a few months of market performance can make. The year 2000 repeatedly tested our resolve and will be long remembered by many as extremely challenging. I was not surprised at the outcome of 2000 because in many ways it was an uncanny deja vu of years past. Speaking as one who stuck to the basics of a long-term plan and didn't yield to twinges of fear and greed, I again have feelings of well being and vindication. Whether most investors are any wiser as a result of last year's experience remains to be seen, but the market certainly provided an invaluable lesson to both novice and seasoned investors alike. For all of us, it served as a potent reminder that discipline and patience are largely responsible for our investment successes. While these two virtues are very difficult to consistently apply over time, they are valuable tools not only in investing, but also in many aspects of our lives.

I am pleased to report that SIFE's average annual compounded total return as of December 31, 2000 for Class A-I shares is 21.0% for one year; 16.5% for five years, and 21.2% for ten years, without adjusting for sales charges.

Our investment philosophy focuses on careful analyses, selection, and monitoring of those companies having outstanding fundamentals and business prospects. By paying close attention to and adhering to fundamentals, we avoided the tempting lures that caused others to take imprudent risks. We believe that SIFE Trust Fund's year 2000 performance was a direct result of applying our seasoned investment philosophy, refined for nearly forty years.

Looking forward into this New Year, we feel an invigorated commitment to our investment philosophy. While we cannot predict the future, it seems that many of the obstacles we've had to deal with last year are abating. As I write this letter there appears to be an increased likelihood of additional Fed interest rate cuts. This, together with other recent economic and political news, gives us reason to be encouraged.

I appreciate the many new investors who made SIFE Trust Fund a part of their portfolio in 2000. To you and the many thousands of clients who have continued to invest with us over the years, thank you for your continued investment discipline and patience. We look forward to continuing to serve your long-term investment needs.

Sincerely,

/s/ John P. King

John P. King
President & Chief Executive Officer of SIFE*


*SIFE is the management company for SIFE Trust Fund

This commentary and also that of the Chief Investment Officer reflect the views of the Fund's management as of the end of the period discussed in this report and are not intended to be predictive. These views are subject to change as market and other conditions warrant.

Performance data quoted for Class A-I shares does not include sales charges that range from 0% to 5% of dollars invested, but includes reinvestment of dividends and capital gains. Net performance returns after deducting a maximum 5% sales charge for 1, 5, and 10 years are 14.90%, 15.32%, and 20.58% respectively.

Investment return and principal value of an investment will fluctuate and an investor's shares may be worth more or less than their original cost. Performance data quoted represents past performance, is not indicative of future results and may not reflect the effect of any market volatility that has occurred since the date of the information.

Fund performance is affected by many factors including changes in the levels of equity prices and interest rates, selection of specific securities, and the expense ratio. The fund concentrates its investments primarily in the financial services sector, and because sectors are narrowly focused, they typically exhibit higher volatility. This report is provided to shareholders of SIFE Trust Fund and is not authorized to be distributed unless proceeded or accompanied by an effective prospectus. Please read it carefully before investing. For a free prospectus call SIFE at 800-231-0356.

SIFE Trust Fund 2000 Annual Report                                             3
--------------------------------------------------------------------------------

Chief Investment Officer's Discussion of Fund Performance

                                                                January 30, 2001

                                                               Mike Stead Photo
                                                               Portfolio Manager
                                                                   and CIO


                                                              Scott Edgar photo
                                                            Director of Research

                                                            Laurie Buntain photo
                                                                Analyst/Trader

In 2000, SIFE Trust Fund's investors reaped the rewards for their patience and faith in the time-tested investment philosophy of the Fund. SIFE Trust Fund's performance for the year 2000 turned out to be the second best year ever in the fund's 39-year history in terms of comparative performance to the S&P 500, outperforming this benchmark index by 30% and returning 21% for the year.

SIFE Trust Fund achieved these returns because the portfolio team continued to select its investments based on the time-honored principles of fundamental research. The portfolio team's goal is to invest in companies in the financial services sector that continue to demonstrate consistent revenue and earnings per share growth. For banking institutions that maintain earnings per share growth, we also require that they have a conservative loan-loss reserve policy and avoid compromising sound lending practices. We believe that in the long run it is consistent earnings growth that leads to share price appreciation. Another key ingredient is patience; patience to stay the course and ride out the often violent swings in the market, secure in the knowledge that over time, consistent earnings growth will result in share price appreciation.

Financial services stocks began 2000 with a negative bias. Fed interest rate hikes and fund flows into technology stocks weighed heavily on the sector as equity prices of "new economy" companies rose to excessive valuations. Bank stocks, representing approximately 75% of the SIFE Trust Fund's portfolio, began to move higher from oversold levels at the end of the first quarter. This was fueled by a sell-off in the technology-laden NASDAQ and the anticipation of an accommodating interest rate policy by the Fed. Due to an earnings and credit quality warning by Wachovia Corporation, the sector's second quarter performance was mixed. In the third and fourth quarters, financial services stocks benefited both from renewed merger euphoria, and upon seeing compelling empirical evidence of a sudden economic slowdown, a bias shift toward easing by the Fed. The Fund's small allocation in non-financial holdings also finished the year in positive territory aided by a market shift towards "old economy" companies in the latter part of the year.

Last year SIFE Trust Fund also increased allocations to brokerages, investment management companies, and processing banks which are comparatively immune to credit quality issues and tend to have more consistent earnings than other financial services companies. We believe this change will serve us well in 2001.

Looking forward to 2001, we are now clearly in the midst of a lower interest rate cycle as the Fed attempts to engineer a soft landing and avoid a recession. Equity prices and financial institution share prices in particular should benefit from the easing of interest rates. As the economy slows we expect to see deterioration in loan portfolios of some financial service institutions. This could affect earnings per share growth and possibly offset the benefits that lower interest rates might otherwise be expected to have upon earnings. The portfolio team knows and recognizes these risks and attempts to select companies with the capability of managing credit and other risk without undue impact on the bottom line. We will continue to focus on institutions with business models and product lines we believe are likely to result in superior productivity while maintaining the cost efficiencies necessary to sustain consistent earnings per share growth.

In summary, the portfolio team is committed to SIFE Trust Fund's seasoned investment principles of investing for the long-term in well-managed, solid financial service institutions.

4                                             SIFE Trust Fund 2000 Annual Report
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

December 31, 2000

Assets:
   Investments in securities, at market (cost $410,683,050) .......................  $     761,910,122
   Repurchase agreements ..........................................................         51,805,000
   Cash ...........................................................................          1,523,246
   Receivables for:
      Investment securities sold ..................................................          1,392,753
      Dividends  ..................................................................          1,368,164
      Fund shares sold.............................................................            296,567
      Interest ....................................................................             23,744
                                                                                     -----------------
                Total assets ......................................................        818,319,596
                                                                                     -----------------

Liabilities:
   Open call option, at market (premiums received, $99,557) .......................            362,500
   Payables for:
      Fund shares repurchased .....................................................          7,355,947
      SIFE (the "Management Company") .............................................            867,439
      Dividends...................................................................             416,456
                                                                                     -----------------
              Total liabilities ...................................................          9,002,342
                                                                                     -----------------
      Net assets ..................................................................  $     809,317,254
                                                                                     =================

Class A-I:
   Net asset value per share
      ($645,707,268/111,234,881 shares outstanding) ...............................  $            5.80
                                                                                     =================

   Maximum offering price per share (100/95 of $5.80) .............................  $            6.11
                                                                                     =================

Class A-II:
   Net asset value per share
      ($134,506,003/23,130,501 shares outstanding) ................................  $            5.82
                                                                                     =================

   Maximum offering price per share (100/95 of $5.82) .............................  $            6.13
                                                                                     =================

Class B:
   Net asset value and offering price per share
      ($26,965,120/4,648,679 shares outstanding) ..................................  $            5.80
                                                                                     =================

Class C:
   Net asset value per share
      ($2,138,863/369,559 shares outstanding) .....................................  $            5.79
                                                                                     =================

   Maximum offering price per share (100/99 of $5.79) .............................  $            5.85
                                                                                     =================

See Notes To Financial Statements


SIFE Trust Fund 2000 Annual Report                                             5
--------------------------------------------------------------------------------

Investment Portfolio

December 31, 2000                                                        Number of Shares         Market Value

Common Stocks: 94.1%
   Financial Institutions: 83.1%
       ABN-AMRO Holding N.V. ................................................      50,000       $      1,137,500
       AmSouth Bancorporation ...............................................     488,950              7,456,488
       Bank of New York Company, Inc. .......................................     447,400             24,690,887
       BB&T Corporation .....................................................     400,096             14,928,582
       Capital One Financial Corporation ....................................      10,000                658,125
       Charter One Financial, Inc. ..........................................     804,373             23,226,270
       Chittenden Corporation ...............................................      36,600              1,109,438
       Citigroup Inc. .......................................................     406,666             20,765,383
       City National Corporation ............................................     360,000             13,972,500
       Comerica Incorporated ................................................     612,050             36,340,469
       Community First Bankshares, Inc. .....................................     338,024              6,380,203
       Compass Bancshares, Inc. .............................................     452,400             10,801,050
       Cullen/Frost Bankers, Inc. ...........................................     383,300             16,026,731
       Federal Home Loan Mortgage Corporation ...............................     133,300              9,181,038
       Federal National Mortgage Association ................................     300,000             26,025,000
       Fifth Third Bancorp ..................................................     248,250             14,832,937
       First Tennessee National Corporation .................................     684,604             19,810,728
       Firstar Corporation ..................................................     775,000             18,018,750
       FleetBoston Financial Corp. ..........................................   1,150,000             43,196,875
       Imperial Bancorp* ....................................................     239,000              6,273,750
       Independent Bank Corp. ...............................................     541,000              6,762,500
       J P Morgan Chase and Co. .............................................     800,000             36,350,000
       M&T Bank Corporation .................................................     391,000             26,588,000
       MBNA Corporation .....................................................      97,500              3,601,406
       Mellon Financial Corporation .........................................     900,000             44,268,750
       National City Corporation ............................................     350,000             10,062,500
       National Commerce Bancorporation .....................................     126,000              3,118,500
       Northern Trust Corporation. ..........................................     136,800             11,157,750
       North Fork Bancorporation, Inc. ......................................     779,232             19,139,886
       Pacific Century Financial Corporation ................................      38,600                682,738
       PNC Financial Services Group, Inc. ...................................     330,000             24,110,625
       Regions Financial Corporation ........................................      97,200              2,654,775

                                                                               See Notes To Financial Statements


6                                             SIFE Trust Fund 2000 Annual Report
--------------------------------------------------------------------------------

Investment Portfolio


December 31, 2000                                                        Number of Shares         Market Value
Common Stocks, continued
   Financial Institutions, continued
       SouthTrust Corporation ...............................................      65,000      $       2,644,687
       Sovereign Bancorp, Inc. ..............................................     500,000              4,062,500
       State Street Corporation .............................................     103,400             12,843,314
       Sterling Bancshares, Inc. ............................................     100,000              1,975,000
       Summit Bancorp .......................................................     360,000             13,747,500
       Summit Bancshares, Inc. ..............................................     290,000              6,289,375
       SunTrust Banks, Inc. .................................................     410,700             25,874,100
       TCF Financial Corporation ............................................     181,200              8,074,725
       U.S. Bancorp .........................................................     550,000             16,053,125
       Wachovia Corporation .................................................     300,000             17,437,500
       Washington Mutual, Inc. ..............................................      40,000              2,122,500
       Wells Fargo & Company ................................................     730,000             40,651,875
       Westamerica Bancorporation ...........................................     300,000             12,900,000
       Zions Bancorporation .................................................      70,300              4,389,356
                                                                                               -----------------
                                                                                                     672,395,691
                                                                                               -----------------
Brokerages: 5.0%
       A.G. Edwards, Inc. ...................................................      99,600              4,724,775
       Alliance Capital Management Holding L.P. .............................     162,400              8,221,500
       Legg Mason, Inc. .....................................................      66,000              3,597,000
       Lehman Brothers Holdings, Inc. .......................................      60,000              4,057,500
       Merill Lynch & Co., Inc. .............................................      91,600              6,245,975
       Morgan Stanley Dean Witter & Co. .....................................      41,400              3,280,950
       The Bears Stearns Companies Inc. .....................................      75,100              3,806,631
       The Charles Schwab Corporation .......................................     240,000              6,810,000
                                                                                               -----------------
                                                                                                      40,744,331
                                                                                               -----------------

Insurance: 1.8%
       American International Group, Inc.....................................     150,000             14,784,375

       See Notes To Financial Statements


SIFE Trust Fund 2000 Annual Report                                             7
--------------------------------------------------------------------------------

Investment Portfolio

December 31, 2000                                                        Number of Shares         Market Value

Common Stocks, continued
Miscellaneous: 4.2%
       APW Ltd. * ...........................................................      50,000       $      1,687,500
       Autozone Inc. * ......................................................     116,000              3,306,000
       Clayton Homes, Inc. ..................................................     200,000              2,300,000
       Honeywell International, Inc. ........................................      38,300              1,812,069
       Illinois Tool Works Inc. .............................................      50,900              3,031,731
       Ingersoll-Rand Company ...............................................     100,000              4,187,500
       Jacobs Engineering Group Inc. * ......................................      49,600              2,290,900
       Johnson Controls, Inc. ...............................................      23,500              1,222,000
       Leggett & Platt Incorporated .........................................     147,600              2,795,175
       Teleflex Incorporated ................................................     116,000              5,125,750
       United Technologies Corporation ......................................      79,200              6,227,100
                                                                                                 ---------------
                                                                                                      33,985,725
                                                                                                 ---------------
Total Common Stocks (cost $410,683,050) .....................................                        761,910,122

                                                                                  Principal
Repurchase agreements: 6.4%                                                        Amount
                                                                                   ------

       State Street Bank and Trust Company, 5.50%, due 01/02/2000
         Collateral: U.S. government obligations, market value of $52,846,769   $51,805,000          51,805,000
                                                                                                 ---------------

Total Investments (cost $462,488,050): 100.5% ...............................                        813,715,122

Other Assets and Liabilities, net: (0.5%) ...................................                         (4,397,868)
                                                                                                 ---------------

Net Assets: 100.0% ..........................................................                    $   809,317,254
                                                                                                 ===============

Open Call Options At December 31, 2000

                                                           Expiration    Strike     Shares              Market
                                                              Date        Price    Optioned              Value
                                                           ---------------------------------------------------

       Financial Institutions:
         National City Corporation                          January-01     25       100,000      $     (362,500)
                                                                                                 ---------------

Total Call Options (premiums received $99,557) ..............................                    $     (362,500)
                                                                                                 ===============

*Non-income producing security

                                                                                See Notes To Financial Statements

8                                             SIFE Trust Fund 2000 Annual Report
--------------------------------------------------------------------------------

 Statement of Operations

 Year Ended December 31, 2000

Investment income:
   Income:
       Dividends  ...................................        $        19,305,260
       Interest  ....................................                  1,137,425
       Other ........................................                    233,441
                                                             -------------------

           Total investment income  .................                                       $         20,676,126

   Expenses:
       Management fees ..............................                  9,395,394
       Service and distribution expenses
         Class A-II .................................                    278,078
         Class B ....................................                    256,103
         Class C ....................................                     22,381
                                                             -------------------

           Total expenses ...........................                                                  9,951,956
                                                                                            --------------------
           Net investment income ....................                                                 10,724,170


Realized and unrealized gain/(loss) on investments:
       Net realized gain ............................                 49,302,839
       Loss on expiration of option contracts .......                    (29,047)
                                                             -------------------
                                                                      49,273,792
       Net increase in unrealized appreciation
              of investments during the year ........                 72,460,390
                                                             -------------------

           Net gain on investments ..................                                                121,734,182
                                                                                            --------------------

 Net increase in net assets resulting from operations                                       $        132,458,352
                                                                                            ====================

 See Notes To Financial Statements

SIFE Trust Fund 2000 Annual Report                                             9
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

Years Ended                                                              December 31, 2000     December 31, 1999

   Operations:
       Net investment income  .........................................   $     10,724,170      $     10,797,747
       Net realized gain from investment transactions  ................         49,273,792            95,269,313
       Net increase/(decrease) in unrealized appreciation of investments        72,460,390          (192,785,631)
                                                                          --------------------------------------
              Net increase/(decrease) in net assets resulting from operations  132,458,352           (86,718,571)

   Distributions paid to investors:
       From net investment income:
         Class A-I ....................................................         (9,236,270)           (9,902,948)
         Class A-II ...................................................         (1,346,400)             (859,708)
         Class B ......................................................           (128,843)              (23,388)
         Class C ......................................................            (11,715)               (2,338)
       From net realized gain on investments:
         Class A-I ....................................................        (38,979,930)          (69,722,826)
         Class A-II ...................................................         (7,772,090)           (7,712,259)
         Class B ......................................................         (1,609,754)           (2,833,576)
         Class C ......................................................           (128,096)             (287,041)
                                                                          --------------------------------------
              Total distributions .....................................        (59,213,098)          (91,344,084)

   Capital share transactions:
       Increase from capital shares sold and reinvested ...............        328,750,347           619,054,512
       Decrease from capital shares repurchased .......................       (489,664,855)         (718,891,881)
                                                                          --------------------------------------
              Net decrease from capital share transactions ............       (160,914,508)          (99,837,369)

              Total decrease in net assets ............................        (87,669,254)         (277,900,024)

Net assets:
       Beginning of year ..............................................        896,986,508         1,174,886,532
                                                                          --------------------------------------
       End of year ....................................................   $    809,317,254      $    896,986,508
                                                                          ======================================

Net assets consist of:

       Shares of beneficial interests .................................   $    453,701,924      $    604,374,600
       Undistributed net investment income ............................             41,931                40,989
       Undistributed net realized gain on sale of
             investment securities and option contracts ...............          4,609,270            14,067,180
       Unrealized appreciation of investment securities ...............        350,964,129           278,503,739
                                                                          --------------------------------------
                                                                          $    809,317,254      $    896,986,508
                                                                          ======================================

                                                                               See Notes To Financial Statements

10                                            SIFE Trust Fund 2000 Annual Report
--------------------------------------------------------------------------------

Notes to Financial Statements


Note 1.

Significant Accounting Policies

SIFE Trust Fund (the "Trust Fund") is an open-end diversified management investment company offering its shares on a continuous basis to the public. The Trust Fund was organized as a business trust under the laws of the State of Delaware on February 28, 1997. The Trust Fund is the successor-in-interest to SIFE Trust Fund, a California trust organized on September 26, 1960 which had operated as a mutual fund since July 2, 1962. The Trust Fund is registered under the Investment Company Act of 1940, (the "1940 Act") as amended.

The Trust Fund offers four classes of shares: Class A-I, Class A-II, Class B and Class C. Class A-I shares are available for purchase only by (i) a Trust Fund account which was established on or prior to April 30, 1996; (ii) directors, employees and registered representatives of SIFE Inc. (the "Management Company") and the Trust Fund, and their immediate family members; and (iii) broker/dealers and certain other institutional purchasers. The offering of Class A-II shares began May 1, 1996 and the offering of Class B and C shares began May 1, 1997. Realized and unrealized gains or losses and investment income, net of management fees, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Each class of shares differs in its respective distribution expenses and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Trust Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("US GAAP") for registered investment companies.

Portfolio valuation:

Portfolio securities which are listed on a national stock exchange are valued at the closing price on the stock exchange on which they are primarily traded. If there has been no daily trading in a listed security, that security is valued at the last available closing price. Securities which are traded over-the-counter and for which closing prices are readily available (such as NASDAQ) are valued at the closing price. Other securities which are traded over-the-counter but for which closing prices are not readily available are valued at the closing bid price. Short-term obligations having 60 days or less to maturity are valued at amortized cost, which approximates market value. Temporary investments in repurchase agreements are valued at cost.

Security transactions and related investment income:

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are recorded on the specific identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Distributions to shareholders:

Distributions paid to shareholders are recorded on the ex-distribution date. Net investment income is distributed proportionately to each shareholder's account as of the last business day in February, May, August and December. Realized gains, net of losses, from securities held for more than one year are normally distributed annually as of the last business day in November. Realized gains, net of losses, from securities held for less than one year are normally distributed annually as of the last business day in December.

Income distributions and capital gain distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are primarily due to timing differences and differing characterizations of distributions. Permanent differences incurred during the period ended December 31, 2000, resulting from differences in book and tax accounting, have been reclassified at year-end from undistributed net realized gain on sale of investment securities and option contracts (decrease of $10,241,832) to shares of beneficial interests (increase of $10,241,832).

Federal income taxes:

The Trust Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies by, among other things distributing substantially all of its taxable earnings to its shareholders. Therefore, no federal income tax provision is required.

Use of estimates:

The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Covered call and put options:

The Trust Fund may write covered call options on securities held by the Trust Fund for non-speculative or hedging purposes, may write covered put options on securities for the same purposes, and may enter into closing purchase transactions with respect to such options. Options written by the Trust Fund normally will have expiration dates between three and nine months from the date written.

All call and put options written by the Trust Fund must be "covered." A call option will be considered covered if the Trust Fund, so long as it remains obligated as a writer, owns the securities underlying the options. A put option will be covered if the Trust Fund, so long as it remains obligated as a writer, maintains in a segregated account held by State Street Bank and Trust Company ("State Street Bank") as custodian of the Trust Fund, cash, U.S. Treasury Bills or high-grade short-term debt securities in an amount equal to or greater than the exercise price of the put option.

SIFE Trust Fund 2000 Annual Report                                            11
--------------------------------------------------------------------------------

Notes to Financial Statements

The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. When the Trust Fund writes an option, an amount equal to the premium received by the Trust Fund is recorded as an asset and equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price or in the absence of a sale, the last bid price on that day. If a written option expires on the stipulated expiration date or if the Trust Fund enters into a closing purchase transaction, the Trust Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Trust Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost basis of the underlying security is reduced by the premium originally received.

Repurchase agreements:

The Trust Fund may invest in repurchase agreements secured by U.S. government obligations or by other securities. Securities pledged as collateral for repurchase agreements are held by the Trust Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements are intended to ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings and other uncertainties and expenses.

Note 2.

Affiliated Party Transactions - Agreements with
SIFE Inc. (the "Management Company")

The Management Company is the investment advisor, administrator, transfer agent, and underwriter for the Trust Fund and has acted in such capacities since the formation of the Trust Fund. State Street Bank serves as custodian, sub-transfer agent and service provider to existing Trust Fund investors.

Transfer agency agreement and administrative services agreement:

Pursuant to a transfer agency agreement, the Management Company acts as the Trust Fund's transfer agent, as well as providing fund accounting services. Effective March 24,1997 the Management Company, in turn, engaged State Street Bank to provide certain transfer agency functions for the Trust Fund. Effective April 1, 1996, all expenses related to the operation of the Trust Fund are the responsibility of the Management Company (see "Investment Advisory Agreement" below). Under the terms of a prior investment advisory agreement, certain Trust Fund expenses were paid by the Management Company and reimbursed by the Trust Fund monthly.

Investment advisory agreement:

The Trust  Fund has  entered  into an  investment  advisory  agreement  with the
Management Company. Under the terms of the current investment advisory agreement, the Management Company provides investment advice, a broad range of administrative, regulatory and other services for the Trust Fund and the investors, and receives an all-inclusive management fee of 1.25% of the Trust Fund's average daily net assets, per annum. During the year ended December 31, 2000, management fees incurred by the Trust Fund totaled $9,395,394.

Distribution plan and underwriting agreement:

Pursuant to Rule 12b-1 under the 1940 Act, the Trust Fund's Board of Trustees has adopted separate distribution plans with respect to the Trust Fund's Class A-II, Class B and Class C shares, pursuant to which the Trust Fund reimburses the Management Company for a portion of its shareholder servicing and distribution expenses.

Under the Class A-II Plan, the Trust Fund may pay the Management Company a distribution fee at the annualized rate of 0.25% of the average daily net assets of the Trust Fund's Class A-II shares for expenditures incurred by the Management Company in providing services as principal underwriter to the Trust Fund for such shares. Under each of the Class B and Class C Plans, the Trust Fund may pay the Management Company a distribution fee at the annualized rate of 0.75% of the average daily net assets of the Trust Fund's Class B and Class C shares for its expenditures incurred in providing services as principal underwriter for such shares, and may pay the Management Company a service fee at the annualized rate of 0.25% of the average daily net assets of the Trust Fund's Class B and Class C shares, for the Management Company's expenditures incurred in servicing and maintaining shareholder accounts.

In its capacity as principal underwriter for the Trust Fund, the Management Company receives commissions of 2.5% to 5.0% on sales of the Trust Fund's Class A-I and Class A-II shares. No sales charge is assessed on purchases of $1,000,000 or more, purchases by directors, trustees, employees and registered representatives of the Management Company and the Trust Fund, and their immediate family members, as well as broker-dealers and certain other institutional purchasers.

Class B shares are offered at net asset value per share, without the imposition of a sales charge, but are subject to a contingent deferred sales charge ("CDSC") of up to 5.0% if redeemed within six years of purchase. Class B shares automatically convert into Class A-II shares, based on relative net asset values, on the sixth anniversary of their purchase. The Management Company will pay to the selling dealer, out of its own resources, a sales commission of 4.0% of the Class B shares purchased.

Class C shares are subject to an initial sales charge of 1%. Any shares redeemed prior to one year following the initial purchase

12                                            SIFE Trust Fund 2000 Annual Report
--------------------------------------------------------------------------------

Notes to Financial Statements


are subject to a 1% CDSC.

Commissions are deducted from the gross proceeds received from the sale of investment shares, and as such are not expenses of the Trust Fund.

Commissions retained by the Management Company totaled $21,821 for the year ended December 31, 2000.

Certain officers and directors of the Trust Fund are also officers and directors of the Management Company. On December 31, 2000 the Management Company owned 487,319 Class A-I shares of the Trust Fund.

Note 3.

Unrealized Appreciation of Investments

On December 31, 2000, the net unrealized appreciation for all securities was as follows:

Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost.....        $353,910,892

Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value.....          (2,946,763)
                                                                    ------------

Net unrealized appreciation................................        $350,964,129
                                                                   ============

The tax cost basis used in the above calculation is the same as that used for financial statement purposes.

Note 4.

Capital Share Transactions

The following is a summary of share transactions for the years ended December 31, 2000 and December 31, 1999.

                                                2000                              1999
                                     --------------------------------------------------------------

Class A-I                               Shares          Amount            Shares          Amount
---------                               ------          ------            ------          ------

Shares sold ....................       3,134,034    $  16,098,501        4,440,235    $  26,929,517

Shares issued in connection with
  reinvestment of distributions        8,199,223       43,136,227       12,729,786       72,114,581
                                     --------------------------------------------------------------
                                      11,333,257       59,234,728       17,170,021       99,044,098

Shares repurchased .............     (48,955,000)    (243,623,977)     (30,470,548)    (185,254,096)
                                     --------------------------------------------------------------

Net decrease ...................     (37,621,743)   $(184,389,249)     (13,300,527)   $ (86,209,998)
                                     ==============================================================


                                                2000                              1999
                                     --------------------------------------------------------------

Class A-II                               Shares          Amount            Shares          Amount
----------                              ------          ------            ------          ------

Shares sold ....................      50,065,574    $ 257,584,802       79,872,303    $ 502,078,483

Shares issued in connection with
  reinvestment of distributions        1,598,576        8,321,650        1,467,098        8,303,473
                                     --------------------------------------------------------------
                                      51,664,150      265,906,452       81,339,401      510,381,956

Shares repurchased .............     (45,257,360)    (234,507,552)     (83,244,262)    (522,459,422)
                                     --------------------------------------------------------------

Net increase/(decrease) ........       6,406,790    $  31,398,900       (1,904,861)   $ (12,077,466)
                                     ==============================================================







                                                2000                              1999
                                     --------------------------------------------------------------

Class B                                 Shares          Amount            Shares          Amount
-------                                 ------          ------            ------          ------

Shares sold ....................         312,081     $  1,573,399          920,240     $  5,691,528

Shares issued in connection with
  reinvestment of distributions          308,660        1,614,176          460,054        2,594,233
                                     --------------------------------------------------------------
                                         620,741        3,187,575        1,380,294        8,285,761

Shares repurchased .............      (1,968,701)      (9,880,608)      (1,658,790)     (10,117,214)
                                     --------------------------------------------------------------

Net decrease ...................      (1,347,960)    $ (6,693,033)        (278,496)    $ (1,831,453)
                                     ==============================================================


                                                2000                              1999
                                     --------------------------------------------------------------

Class C                                 Shares          Amount            Shares          Amount
-------                                 ------          ------            ------          ------

Shares sold ....................          58,146      $   293,096          180,699      $ 1,116,707

Shares issued in connection with
  reinvestment of distributions           24,692          128,496           40,643          225,990
                                     --------------------------------------------------------------
                                          82,838          421,592          221,342        1,342,697

Shares repurchased .............        (328,483)      (1,652,718)        (174,969)      (1,061,149)
                                     --------------------------------------------------------------

Net (decrease)/increase ........        (245,645)     $(1,231,126)          46,373      $   281,548
                                     ==============================================================

Note 5.

Purchases and Sales of Securities

Purchases and sales of investment securities were $118,029,080 and $341,320,025, respectively for the year ended December 31, 2000.

Note 6.

Concentration of Credit Risk

On December 31, 2000 approximately $672,395,691 (83.1% of net assets) of the Trust Fund's investments were in equities of financial institutions.

Note 7.

Financial Instruments

The Trust Fund may trade in financial instruments with off-balance sheet risk during the normal course of investing activities to assist in managing exposure to various market risks. These financial instruments include written covered call and put options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. As of December 31, 2000 National City Corporation securities valued at $2,875,000 were segregated by the Custodian in connection with covered call options written by the Trust Fund.

SIFE Trust Fund 2000 Annual Report                                            13
--------------------------------------------------------------------------------

Financial Highlights
                                                                     Class A-I                              Class A-II
                                                      ------------------------------------------------------------------------------
Years Ended, December 31                               2000    1999    1998    1997    1996    2000    1999    1998    1997    1996*
                                                      ------------------------------------------------------------------------------
Selected Per Share Data
                (For one share outstanding
          throughout each period):
        Net asset value, beginning of period          $5.21   $6.26   $6.45   $4.86   $4.58   $5.21   $6.26   $6.46   $4.86   $4.73
                                                      ------------------------------------------------------------------------------
        Income from investment operations:
                Net investment income                  0.08    0.07    0.07    0.08    0.09    0.06    0.05    0.05    0.07    0.07
                Net realized and unrealized
                 gain (loss) on investments            0.96   (0.56)   0.24    2.07    1.16    0.98    (0.56)  0.23    2.07    1.01
                                                      ------------------------------------------------------------------------------
                     Total from investment operations  1.04   (0.49)   0.31    2.15    1.25    1.04    (0.51)  0.28    2.14    1.08
                                                      ------------------------------------------------------------------------------
        Less distributions to investors:
                Distributions from net investment
                 income                               (0.08)  (0.07)  (0.07)  (0.08)  (0.09)  (0.06)  (0.05)  (0.05)  (0.06)  (0.07)
                Distributions from capital gains      (0.37)  (0.49)  (0.43)  (0.48)  (0.88)  (0.37)  (0.49)  (0.43)  (0.48)  (0.88)
                                                      ------------------------------------------------------------------------------
                     Total distributions              (0.45)  (0.56)  (0.50)  (0.56)  (0.97)  (0.43)  (0.54)  (0.48)  (0.54)  (0.95)
                                                      ------------------------------------------------------------------------------
        Net asset value, end of period                $5.80   $5.21   $6.26   $6.45   $4.86   $5.82   $5.21   $6.26   $6.46   $4.86
                                                      ==============================================================================
Total Return    ***                                   21.0%   (8.5%)   5.1%   44.8%   27.4%   21.0%   (8.7%)   4.7%   44.6%   22.8%
                                                      ==============================================================================

Ratios and Supplemental Data
                                                      ==============================================================================
        Net assets, end of period (in millions)        $646    $775   $1,015  $1,049   $769    $135     $87    $117    $85     $18
                                                      ==============================================================================
        Ratios to average net assets:
                Expenses                               1.25%   1.25%   1.25%   1.25%   1.20%   1.50%   1.50%   1.50%   1.50%   1.48%
                                                      ==============================================================================
                Net investment income                  1.48%   1.07%   1.04%   1.38%   1.82%   1.20%   0.81%   0.79%   1.11%   1.77%
                                                      ==============================================================================
        Portfolio turnover rate                       16.0%   25.0%   31.0%   63.0%  140.2%   16.0%   25.0%   31.0%   63.0%  140.2%
                                                      ==============================================================================

                                                                        Class B                                Class C
                                                            ------------------------------------------------------------------------
Years Ended, December 31                                     2000    1999    1998    1997**          2000    1999    1998    1997**
                                                            ------------------------------------------------------------------------
Selected Per Share Data
                (For one share outstanding
         throughout each period):
        Net asset value, beginning of period                $5.21   $6.26   $6.45   $5.41           $5.20   $6.24   6.46    $5.41
                                                            ------------------------------------------------------------------------
        Income from investment operations:
                Net investment income                        0.03       -       -    0.01            0.02       -      -     0.01
                Net realized and unrealized
                 gain (loss) on investments                  0.96   (0.56)   0.24    1.53            0.96   (0.55)  0.21     1.54
                                                            ------------------------------------------------------------------------
                     Total from investment operations        0.99   (0.56)   0.24    1.54            0.98   (0.55)  0.21     1.55
                                                            ------------------------------------------------------------------------
        Less distributions to investors:
                Distributions from net investment income    (0.03)      -       -   (0.02)          (0.02)      -      -    (0.02)
                Distributions from capital gains            (0.37)  (0.49)  (0.43)  (0.48)          (0.37)  (0.49)  (0.43)  (0.48)
                                                            ------------------------------------------------------------------------
                     Total distributions                    (0.40)  (0.49)  (0.43)  (0.50)          (0.39)  (0.49)  (0.43)  (0.50)
                                                            ------------------------------------------------------------------------
        Net asset value, end of period                      $5.80   $5.21   $6.26   $6.45           $5.79   $5.20   $6.24   $6.46
                                                            ========================================================================
Total Return***                                             19.8%   (9.4%)   4.1%   28.9%           19.8%   (9.3%)   3.6%   29.1%
                                                            ========================================================================
Ratios and Supplemental Data
                                                            ========================================================================
        Net assets, end of period (in millions)               $27     $31     $39     $16              $2      $3      $4      $1
                                                            ========================================================================
        Ratios to average net assets:
                Expenses                                     2.25%   2.25%   2.25%   2.22%           2.25%   2.25%   2.25%   2.25%
                                                            ========================================================================
                Net investment income                        0.50%   0.06%   0.00%   0.30%           0.50%   0.06%   0.00%   0.30%
                                                            ========================================================================
        Portfolio turnover rate                             16.0%   25.0%   31.0%   63.0%           16.0%   25.0%   31.0%   63.0%
                                                            ========================================================================



*   For the period May 1, 1996 (commencement of operations) to December 31, 1996.
**  For the period May 1, 1997 (commencement of operations) to December 31, 1997.
*** Sales loads are not reflected in total return.
                                                                                                  See Notes To Financial Statements

14                                            SIFE Trust Fund 2000 Annual Report
--------------------------------------------------------------------------------

Independent Auditors' Report


To the Investors and Board of Trustees of SIFE Trust Fund:
Walnut Creek, California

    We have audited the accompanying statement of assets and liabilities of SIFE Trust Fund (the "Fund"), including the investment portfolio, as of December 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of SIFE Trust Fund as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitre & Touche LLP

San Francisco, California
January 30, 2001

SIFE Trust Fund 2000 Annual Report                                            15
--------------------------------------------------------------------------------



[GRAPHIC]                                                   [GRAPHIC]



                                   [GRAPHIC]



The above graph represents a hypothetical illustration comparing a $9,500 investment made in SIFE Trust Fund on December 31, 1990 ($9,500 represents a $10,000 investment with the maximum sales charge deducted) to a $10,000 investment made in the Standard & Poor's 500 ("S&P 500") Composite Price Index and includes reinvestments of dividends and capital gains. The S&P 500 Index is an unmanaged value-weighted price index composed of 500 large capitalized U.S. stocks and is regarded as a broad based benchmark for market conditions.

The above chart represents a hypothetical illustration comparing a $9,500 investment and a $10,000 investment made in SIFE Trust Fund on December 31, 1990 to a $10,000 investment made in the S&P 500 Composite Price Index and includes reinvestments of dividends and capital gains.

Please be aware that the return information in the chart and graph for SIFE Trust Fund includes operating expenses (such as management fees) that reduce returns, while the return for the S&P 500 Composite Price Index does not.

Performance data quoted represents past performance and does not predict future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data is quoted for Class A-I only (performance for other classes will vary due to differences in fee structures) and does not reflect the effect of any market volatility that has occurred since the date of the information. As a result, returns after the date of this report may be substantially more or less than those shown.

SIFE Trust Fund is a sector fund and as such may exhibit higher volatility than the overall stock market. Please refer to the prospectus for a complete disclosure of the risks associated with the financial services sector, as well as the expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before investing in any fund. For a free copy of the Fund's prospectus, please call (800) 231-0356.


                                               See Notes To Financial Statements

16                                            SIFE Trust Fund 2000 Annual Report
--------------------------------------------------------------------------------


SIFE Trust Fund's Top Ten Holdings (as a percentage of net assets)
                                                       (as of December 31, 2000)

Mellon Financial Corporation     5.5%   M& T Bank Corp.                    3.3%
FleetBoston Financial Corp.      5.3%   Federal National Mortgage Assoc.   3.2%
Wells Fargo & Company            5.0%   SunTrust Banks, Inc.               3.2%
JP Morgan Chase & Co.            4.5%   PNC Financial Services Group, Inc. 3.0%

Officers and Trustees of the SIFE Trust Fund
---------------------------------------------------------------------------------------------------

Haig G. Mardikian*                         Charles W. Froehlich, Jr.         Diane Howard Belding
Chairman of the Board of Trustee           Secretary and Trustee             Trustee

Walter S. Newman*                          John A. Meany*                    Gary A. Isaacson
Vice Chairman of the Board and Trustee     Trustee                           Treasurer

Sam A. Marchese                            Neil L. Diver*
President and Trustee                      Trustee                           * Independent Trustees




Officers and Directors of SIFE Inc. (the "Management Company")
---------------------------------------------------------------------------------------------------

Sam A. Marchese                            Gary A. Isaacson                  Diane Howard Belding
Chairman of the Board and Director         Chief Financial Officer           Director

John P. King                               Charles W. Froehlich, Jr.         Joseph P. Colmery
President and Chief Executive Officer      Secretary and Director            Director

Michael J. Stead                           Sharon E. Tudisco
Chief Investment Officer                   Director



Custodian
--------------------------------------------------------------------------------

State Street Bank and Trust Company
225 Franklin Street
Boston, MA  02110


Transfer Agent
--------------------------------------------------------------------------------

Boston Financial Data Services
P.O. Box 8244
Boston, MA  02266


Legal Counsel
--------------------------------------------------------------------------------

Paul, Hastings, Janofsky & Walker LLP
345 California Street, 29th Floor
San Francisco, CA  94104


Independent Auditors
--------------------------------------------------------------------------------

Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA  94105




Additional SIFE Trust Fund Services
--------------------------------------------------------------------------------

SIFE Trust Fund provides continuing individual services to the investor, including assistance for changes of beneficiary, assignments, collateral bank loans, redemptions and the purchase of additional fund shares. SIFE service representatives are prepared to assist you in establishing retirement accounts, including IRA's, IRA-SEP's, SIMPLE IRA's, Roth IRA's, Educational IRA's and
Section 403(b)(7) accounts.

Inquiries concerning any of SIFE Trust Fund's services may be directed to your representative or the home office. For the convenience of investors, you may call toll free (800) 231-0356 or (925) 988-2400 if you have a need for information or service or access our website at www.sife.com.

This report and the financial statements contained herein are provided for the general information of the shareholders of SIFE Trust Fund. This report is not authorized for distribution to prospective investors in SIFE Trust Fund unless preceded or accompanied by an effective prospectus.

                  SIFE
------------------------------------------
Selected Investments in Financial Equities

100 North Wiget Lane, P.O. Box 9007
Walnut Creek, CA  94598-0907









                                      SIFE

                      100 North Wiget Lane, P.O. Box 9007
                          Walnut Creek, CA 94598-0907
                   Phone (800) 231-0356 / fax (925) 943-1783
                             Website: www.sife.com
                              Ticker Symbol: SIFEX

                              2001 SIFE Trust Fund